BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________





NEW ISSUE COMPUTATIONAL MATERIALS


$485,000,000

MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-RZ1


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
Depositor

RAMP SERIES 2004-RZ1 TRUST
Issuer

RESIDENTIAL FUNDING CORPORATION
Master Servicer




MARCH 5, 2004






________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________


STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering
Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================


                                 MORTGAGE LOANS

SUMMARY                                                           TOTAL       MINIMUM      MAXIMUM
---------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                 $425,803,017.91
Number of Loans                                                   2,798
Average Current Loan Balance                                $152,181.21    $16,137.85  $620,551.27
(1) Original Loan-to-Value Ratio                                102.02%        90.00%      107.00%
(1) Mortgage Rate                                                7.609%        5.700%       9.875%
(1) Net Mortgage Rate                                            7.279%        5.370%       9.545%
(1) Note Margin                                                  4.435%        2.750%       8.625%
(1) Maximum Mortgage Rate                                       13.133%       11.250%      14.990%
(1) Minimum Mortgage Rate                                         4.814        2.750%       8.990%
(1) Term to Next Rate Adjustment Rate (months)                       28            18           37
(1) Remaining Term to Stated Maturity (months)                      357           175          360
(1) (2) Credit Score                                                707           600          818
---------------------------------------------------------------------------------------------------
(1) Weighted Average  reflected in Total. (2) 100.00% of the Mortgage Loans have
Credit Scores.
---------------------------------------------------------------------------------------------------


                                                                       PERCENT OF CUT-OFF DATE
                                        RANGE                                PRINCIPAL BALANCE
         Product Type                   Fixed Rate                                       65.93%
                                        Adjustable Rate                                  34.07%

         Fully Amortizing Mortgage                                                       99.64%
         Loans

         Lien                           First                                           100.00%

         Property Type                  Single-family detached                           67.66%
                                        Planned Unit Developments
                                        (detached)                                       13.47%
                                        Condo Low-Rise (less than 5
                                        stories)                                          7.59%
                                        Planned Unit Developments
                                        (attached)                                        4.27%
                                        Two- to four- family units                        4.73%
                                        Townhouse                                         2.24%
                                        Leasehold                                         0.04%

         Geographic Distribution        California                                       14.46%
                                        Arizona                                           6.18%
                                        Florida                                           6.12%
                                        Virginia                                          5.00%

         Number of States (including DC)51

         Documentation Type             Full Documentation                               84.47%
                                        Reduced Documentation                            15.53%

         Loans with Prepayment Penalties                                                  61.64%

________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================

                 CREDIT SCORE DISTRIBUTION OF THE MORTGAGE LOANS

 -------------------------------------------------------------------------------------------------
            RANGE OF             NUMBER OF                  PERCENTAGE   AVERAGE      WEIGHTED
                                                                OF                    AVERAGE
                                  MORTGAGE     PRINCIPAL     MORTGAGE   PRINCIPAL  LOAN-TO-VALUE
         CREDIT SCORES             LOANS        BALANCE        LOANS     BALANCE       RATIO
 -------------------------------------------------------------------------------------------------
   600 - 619                             183                      5.76%                 101.62%
                                                $24,512,540               $133,948
   620 - 639
                                         247     35,584,191      8.36      144,066      101.41
   640 - 659
                                         212     31,447,215      7.39      148,336      101.75
   660 - 679
                                         157     22,836,021      5.36      145,452      102.06
   680 - 699
                                         360     59,477,209     13.97      165,214      104.35
   700 - 719
                                         269     46,335,891     10.88      172,252      103.72
   720 - 739
                                         519     79,384,613     18.64      152,957      101.65
   740 - 759
                                         422     64,011,486     15.03      151,686      101.05
   760 - 779
                                         281     41,479,300      9.74      147,613      100.81
   780 - 799
                                         128     17,951,429      4.22      140,246      100.13
   800 or greater
                                          20      2,783,123      0.65      139,156      100.42
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
             TOTAL:                    2,798   $425,803,018     100.00%                 102.02%
                                                                          $152,181
 -------------------------------------------------------------------------------------------------


                   DEBT-TO-INCOME RATIOS OF THE MORTGAGE LOANS

 -------------------------------------------------------------------------------------------------
          RANGE OF          NUMBER OF                PERCENTAGE   AVERAGE    WEIGHTED   WEIGHTED
                                                         OF                   AVERAGE   AVERAGE
       DEBT-TO-INCOME       MORTGAGE     PRINCIPAL   MORTGAGE    PRINCIPAL   CREDIT    LOAN-TO-VALUE
         RATIOS (%)           LOANS       BALANCE      LOANS      BALANCE      SCORE     RATIO
 -------------------------------------------------------------------------------------------------
   10.01% - 15.00%                  21                    0.62%                    727    100.17%
                                          $2,641,752                $125,798
   15.01% - 20.00%
                                    48     5,068,973     1.19        105,604       729   100.19
   20.01% - 25.00%
                                   107    12,356,288     2.90        115,479       732   101.33
   25.01% - 30.00%
                                   282    37,282,788     8.76        132,208       718   101.55
   30.01% - 35.00%
                                   431    61,713,073    14.49        143,186       712   101.27
   35.01% - 40.00%
                                   869   142,201,239    33.40        163,638       713   101.84
   40.01% - 45.00%
                                   925   147,314,049    34.60        159,258       701   102.77
   45.01% - 50.00%
                                   115    17,224,857     4.05        149,781       647   102.01
 -------------------------------------------------------------------------------------------------
           TOTAL:
                                 2,798  $425,803,018    100.00%     $152,181       707    102.02%
 -------------------------------------------------------------------------------------------------


________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================

                ORIGINAL PRINCIPAL BALANCES OF THE MORTGAGE LOANS

 -------------------------------------------------------------------------------------------------
     RANGE OF ORIGINAL     NUMBER OF                PERCENTAGE   AVERAGE   WEIGHTED    WEIGHTED
                                                        OF                  AVERAGE    AVERAGE
       MORTGAGE LOAN       MORTGAGE    PRINCIPAL    MORTGAGE    PRINCIPAL  CREDIT    LOAN-TO-VALUE
  PRINCIPAL BALANCES ($)     LOANS      BALANCE       LOANS      BALANCE     SCORE      RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   $      1 - $100,000                                 12.50%     $75,172       705      101.23%
                                 708    $53,222,043
   $100,001 - $200,000
                               1,524    221,371,090    51.99       145,257       706     101.82
   $200,001 - $300,000
                                 464    112,710,061    26.47       242,910       709     102.34
   $300,001 - $400,000
                                  77     26,810,593     6.30       348,190       704     103.13
   $400,001 - $500,000
                                  23     10,530,746     2.47       457,859       722     104.20
   $500,001 - $600,000
                                   1        537,934     0.13       537,934       731     100.00
   $600,001 - $700,000
                                   1        620,551     0.15       620,551       736      96.00
 -------------------------------------------------------------------------------------------------
          TOTAL:
                               2,798   $425,803,018    100.00%    $152,181       707      102.02%
 -------------------------------------------------------------------------------------------------


                    NET MORTGAGE RATES OF THE MORTGAGE LOANS

 -------------------------------------------------------------------------------------------------
       RANGE OF NET        NUMBER                 PERCENTAGE   AVERAGE   WEIGHTED    WEIGHTED
                              OF                      OF                 AVERAGE      AVERAGE
                           MORTGAGE   PRINCIPAL   MORTGAGE    PRINCIPAL  CREDIT    LOAN-TO-VALUE
    MORTGAGE RATES (%)      LOANS      BALANCE      LOANS      BALANCE    SCORE        RATIO
 -------------------------------------------------------------------------------------------------
   5.0000% - 5.4999%                                   0.23%                  755         105.16%
                                  3      $987,931               $329,310
   5.5000% - 5.9999%
                                 60    14,483,579     3.40       241,393      739        102.44
   6.0000% - 6.4999%
                                217    41,389,365     9.72       190,734      731        102.22
   6.5000% - 6.9999%
                                529    89,211,009    20.95       168,641      729        102.07
   7.0000% - 7.4999%            848   126,399,003    29.68       149,055      718        102.23
   7.5000% - 7.9999%
                                558    77,053,734    18.10       138,089      698        101.56
   8.0000% - 8.4999%
                                350    47,649,290    11.19       136,141      662        101.48
   8.5000% - 8.9999%
                                159    21,057,327     4.95       132,436      643        102.38
   9.0000% - 9.4999%
                                 67     6,919,049     1.62       103,269      629        102.40
   9.5000% - 9.9999%
                                  7       652,731     0.15        93,247      621        102.30
 -------------------------------------------------------------------------------------------------
          TOTAL:
                              2,798  $425,803,018    100.00%    $152,181      707         102.02%
 -------------------------------------------------------------------------------------------------


________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================

                      MORTGAGE RATES OF THE MORTGAGE LOANS

 -------------------------------------------------------------------------------------------------
        RANGE OF        NUMBER OF                 PERCENTAGE   AVERAGE   WEIGHTED     WEIGHTED
                                                      OF                  AVERAGE     AVERAGE
                        MORTGAGE     PRINCIPAL    MORTGAGE    PRINCIPAL  CREDIT    LOAN-TO-VALUE
   MORTGAGE RATES (%)     LOANS       BALANCE       LOANS      BALANCE     SCORE       RATIO
 -------------------------------------------------------------------------------------------------
   5.5000% - 5.9999%           11                      0.70%    $271,961       733        105.38%
                                       $2,991,569
   6.0000% - 6.4999%           94      21,052,583     4.94       223,964       738       102.51
   6.5000% - 6.9999%          274      49,320,723    11.58       180,003       732       102.02
   7.0000% - 7.4999%          658     107,081,925    25.15       162,738       727       102.04
   7.5000% - 7.9999%          847     124,560,783    29.25       147,061       711       102.22
   8.0000% - 8.4999%          466      62,295,312    14.63       133,681       694       101.16
   8.5000% - 8.9999%          306      42,660,354    10.02       139,413       645       101.98
   9.0000% - 9.4999%           94      10,959,530     2.57       116,591       638       102.55
   9.5000% - 9.9999%           48       4,880,238     1.15       101,672       623       102.29
 -------------------------------------------------------------------------------------------------
         TOTAL:             2,798    $425,803,018    100.00%    $152,181       707        102.02%
 -------------------------------------------------------------------------------------------------


               ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

 -------------------------------------------------------------------------------------------------
      RANGE OF ORIGINAL        NUMBER OF                PERCENTAGE OF    AVERAGE      WEIGHTED
                                MORTGAGE    PRINCIPAL                   PRINCIPAL     AVERAGE
   LOAN-TO-VALUE RATIOS (%)      LOANS       BALANCE    MORTGAGE LOANS   BALANCE    CREDIT SCORE
 -------------------------------------------------------------------------------------------------
   85.01% - 90.00%                  1                       0.03%    $134,775          770
                                          $134,775
   90.01% - 95.00%
                                  374   41,796,469         9.82       111,755          750
   95.01% - 100.00%
                                  878  138,671,246        32.57       157,940          711
   100.01% - 101.00%
                                   22    3,005,556         0.71       136,616          685
   101.01% - 102.00%
                                   49   10,294,745         2.42       210,097          716
   102.01% - 103.00%
                                  711  106,184,649        24.94       149,345          667
   103.01% - 104.00%
                                   97   17,960,278         4.22       185,158          724
   104.01% - 105.00%
                                   93   15,721,152         3.69       169,045          725
   105.01% - 106.00%
                                   96   16,310,648         3.83       169,903          730
   106.01% - 107.00%
                                  477   75,723,502        17.78       158,749          720
 --------------------------------------------------------------------------------------------
            TOTAL:
                                2,798 $425,803,018        100.00%    $152,181          707
 --------------------------------------------------------------------------------------------


________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

 -------------------------------------------------------------------------------------------------
   STATE OR TERRITORY    NUMBER OF               PERCENTAGE   AVERAGE    WEIGHTED     WEIGHTED
                                                     OF                   AVERAGE     AVERAGE
                         MORTGAGE    PRINCIPAL   MORTGAGE    PRINCIPAL   CREDIT    LOAN-TO-VALUE
                           LOANS      BALANCE      LOANS      BALANCE      SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   California                  281                   14.46%     $219,163       719        102.21%
                                     $61,584,808

   Arizona                     184    26,312,210     6.18        143,001       704       101.25

   Florida                     186    26,046,574     6.12        140,035       712       102.11

   Virginia                    113    21,291,925     5.00        188,424       706       103.04

   Minnesota                   113    19,308,554     4.53        170,872       684       100.28

   Texas                       158    18,605,410     4.37        117,756       715       100.39

   Michigan                    145    18,581,740     4.36        128,150       696       101.68

   Nevada                       98    18,132,347     4.26        185,024       718       101.34

   Maryland                     86    15,603,505     3.66        181,436       709       102.59

   Pennsylvania                108    15,022,490     3.53        139,097       720       103.78

   Colorado                     73    14,629,673     3.44        200,406       716       101.89

   Ohio                        118    14,626,065     3.43        123,950       692       102.21

   Illinois                     97    13,882,924     3.26        143,123       684       102.49
   Other(1)                  1,038   142,174,793    33.39        136,970       705       102.18
 -------------------------------------------------------------------------------------------------
         TOTAL:
                             2,798  $425,803,018    100.00%     $152,181       707        102.02%
 -------------------------------------------------------------------------------------------------

1) Other includes states and the District of Columbia with fewer than 3% concentrations individually.


                          PURPOSE OF THE MORTGAGE LOANS

 -------------------------------------------------------------------------------------------------
      LOAN PURPOSE       NUMBER OF               PERCENTAGE   AVERAGE    WEIGHTED     WEIGHTED
                                                     OF                   AVERAGE     AVERAGE
                         MORTGAGE    PRINCIPAL   MORTGAGE    PRINCIPAL   CREDIT    LOAN-TO-VALUE
                           LOANS      BALANCE      LOANS      BALANCE      SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   Purchase                   2,095                  75.14%     $152,728       715        101.52%
                                    $319,966,151
   Equity Refinance
                                567   85,802,055    20.15        151,326       678       103.38
   Rate/Term Refinance
                                136   20,034,812     4.71        147,315       704       104.08
 -------------------------------------------------------------------------------------------------
         TOTAL:
                              2,798 $425,803,018    100.00%     $152,181       707        102.02%
 -------------------------------------------------------------------------------------------------



________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================

                    DOCUMENTATION TYPE OF THE AGGREGATE LOANS

 -------------------------------------------------------------------------------------------------
   DOCUMENTATION TYPE   NUMBER OF                 PERCENTAGE   AVERAGE   WEIGHTED     WEIGHTED
                                                      OF                  AVERAGE     AVERAGE
                        MORTGAGE     PRINCIPAL    MORTGAGE    PRINCIPAL  CREDIT    LOAN-TO-VALUE
                          LOANS       BALANCE       LOANS      BALANCE     SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   Full Documentation        2,383   $359,657,149     84.47%                   700        102.45%
                                                                $150,926
   Reduced
   Documentation               415     66,145,869    15.53       159,388       745        99.65
 -------------------------------------------------------------------------------------------------
         TOTAL:
                             2,798   $425,803,018    100.00%    $152,181       707        102.02%
 -------------------------------------------------------------------------------------------------



                      OCCUPANCY TYPES OF THE MORTGAGE LOANS

 -------------------------------------------------------------------------------------------------
       OCCUPANCY        NUMBER OF                 PERCENTAGE   AVERAGE   WEIGHTED     WEIGHTED
                                                      OF                  AVERAGE     AVERAGE
                        MORTGAGE     PRINCIPAL    MORTGAGE    PRINCIPAL  CREDIT    LOAN-TO-VALUE
                          LOANS       BALANCE       LOANS      BALANCE     SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   Primary Residence         2,395   $379,995,227     89.24%    $158,662       701        102.69%
   Non Owner-occupied          341     36,998,951     8.69       108,501       757        94.98
   Second/Vacation
                                62      8,808,840     2.07       142,078       744       102.36
 -------------------------------------------------------------------------------------------------
         TOTAL:              2,798   $425,803,018    100.00%    $152,181       707        102.02%
 -------------------------------------------------------------------------------------------------



                      PROPERTY TYPES OF THE MORTGAGE LOANS

 -------------------------------------------------------------------------------------------------
           PROPERTY TYPE           NUMBER              PERCENTAGEAVERAGE   WEIGHTED   WEIGHTED
                                     OF                   OF               AVERAGE     AVERAGE
                                   MORTGAGE PRINCIPAL  MORTGAGE PRINCIPAL  CREDIT   LOAN-TO-VALUE
                                    LOANS    BALANCE    LOANS    BALANCE    SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   Single-family detached            1,961               67.66%                 703       102.24%
                                           $288,096,248           $146,913
   Planned Unit Developments
   (detached)                          306  57,336,513  13.47      187,374      710      101.54
   Condo Low-Rise (less than 5
   stories)                            212  32,328,921   7.59      152,495      720      102.10
   Planned Unit Developments
   (attached)                          107  18,182,833   4.27      169,933      716      102.68
   Two- to four- family units
                                       141  20,135,466   4.73      142,805      728       99.46
   Townhouse
                                        70   9,534,533   2.24      136,208      723      101.78
   Leasehold
                                         1     188,505   0.04      188,505      723      104.00
 -------------------------------------------------------------------------------------------------
              TOTAL:
                                     2,798 $425,803,018 100.00%   $152,181      707       102.02%
 -------------------------------------------------------------------------------------------------



________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================

                       CREDIT GRADES OF THE MORTGAGE LOANS

 -------------------------------------------------------------------------------------------------
    CREDIT GRADE     NUMBER OF                   PERCENTAGE   AVERAGE    WEIGHTED     WEIGHTED
                                                     OF                   AVERAGE     AVERAGE
                     MORTGAGE      PRINCIPAL     MORTGAGE    PRINCIPAL   CREDIT    LOAN-TO-VALUE
                       LOANS        BALANCE        LOANS      BALANCE      SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   A1                     1,350                      47.60%     $150,148       750        101.12%
                                    $202,699,253
   A2                       597      101,352,602    23.80        169,770       699       104.19
   A3
                            345       52,238,568    12.27        151,416       649       101.73
   A4
                            506       69,512,595    16.33        137,377       639       101.66
 -------------------------------------------------------------------------------------------------
       TOTAL:             2,798     $425,803,018    100.00%     $152,181       707        102.02%
 -------------------------------------------------------------------------------------------------

                 PREPAYMENT PENALTY TERMS OF THE MORTGAGE LOANS

 -------------------------------------------------------------------------------------------------
     PREPAYMENT      NUMBER OF                     PERCENTAGE   AVERAGE   WEIGHTED    WEIGHTED
                                                       OF                 AVERAGE     AVERAGE
                     MORTGAGE       PRINCIPAL      MORTGAGE    PRINCIPAL  CREDIT   LOAN-TO-VALUE
    PENALTY TERM       LOANS         BALANCE         LOANS      BALANCE    SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   None                   1,100       $163,331,170     38.36%                  710        102.08%
                                                                 $148,483
   12 Months                113         19,753,842     4.64       174,813      705       101.71
   24 Months                557         90,965,634    21.36       163,314      708       101.17
   36 Months              1,014        150,001,940    35.23       147,931      704       102.50
   60 Months                 10          1,250,726     0.29       125,073      699       103.28
   Other(1)                   4            499,705     0.12       124,926      691        99.64
 -------------------------------------------------------------------------------------------------
       TOTAL:             2,798       $425,803,018    100.00%    $152,181      707        102.02%
 -------------------------------------------------------------------------------------------------

(1) NOT 0, 12, 24, 36 OR 60 MONTHS AND NOT MORE THAN 60 MONTHS.



________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================


                       NOTE MARGINS OF THE MORTGAGE LOANS*

 -------------------------------------------------------------------------------------------------
      RANGE OF         NUMBER OF                  PERCENTAGE   AVERAGE   WEIGHTED     WEIGHTED
                                                      OF                  AVERAGE     AVERAGE
                       MORTGAGE      PRINCIPAL    MORTGAGE    PRINCIPAL  CREDIT    LOAN-TO-VALUE
  NOTE MARGINS (%)       LOANS        BALANCE       LOANS      BALANCE     SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   2.5000% - 2.9999%             1                     0.15%    $222,659       725        100.00%
                                         $222,659
   3.0000% - 3.4999%           326     57,916,859    39.93       177,659       748       100.99
   3.5000% - 3.9999%
                                33      4,940,657     3.41       149,717       753       100.03
   4.0000% - 4.4999%           127     25,834,541    17.81       203,422       701       103.05
   4.5000% - 4.9999%
                                16      2,705,840     1.87       169,115       695       101.26
   5.0000% - 5.4999%           109     18,630,709    12.84       170,924       649       101.20
   5.5000% - 5.9999%
                                20      3,010,320     2.08       150,516       647       101.43
   6.0000% - 6.4999%           176     25,775,511    17.77       146,452       633       101.00
   6.5000% - 6.9999%
                                42      5,679,817     3.92       135,234       630       101.63
   7.5000% - 7.9999%
                                 1        143,985     0.10       143,985       669       103.00
   8.5000% - 8.9999%
                                 1        200,850     0.14       200,850       608       103.00
 -------------------------------------------------------------------------------------------------
       TOTAL:                  852   $145,061,748    100.00%    $170,260       699        101.39%
 -------------------------------------------------------------------------------------------------

* ADJUSTABLE RATE MORTGAGE LOANS ONLY.


                  MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS*

 -------------------------------------------------------------------------------------------------
  RANGE OF MAXIMUM     NUMBER OF                  PERCENTAGE   AVERAGE   WEIGHTED     WEIGHTED
                                                      OF                  AVERAGE     AVERAGE
                       MORTGAGE      PRINCIPAL    MORTGAGE    PRINCIPAL  CREDIT    LOAN-TO-VALUE
 MORTGAGE RATES (%)      LOANS        BALANCE       LOANS      BALANCE     SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   11.0000% -                   12                     2.26%                   736        105.08%
   11.9999%                            $3,283,056               $273,588
   12.0000% -
   12.9999%                    301     58,442,410    40.29       194,161       731       101.98
   13.0000% -
   13.9999%                    396     64,259,246    44.30       162,271       688       100.67
   14.0000% -
   14.9999%                    143     19,077,036    13.15       133,406       628       101.41
 -------------------------------------------------------------------------------------------------
       TOTAL:
                               852   $145,061,748    100.00%    $170,260       699        101.39%
 -------------------------------------------------------------------------------------------------

* ADJUSTABLE RATE MORTGAGE LOANS ONLY.


________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================

                  MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS*

 -------------------------------------------------------------------------------------------------
   RANGE OF MINIMUM     NUMBER OF                   PERCENTAGE   AVERAGE   WEIGHTED   WEIGHTED
                                                        OF                 AVERAGE     AVERAGE
                        MORTGAGE      PRINCIPAL     MORTGAGE    PRINCIPAL  CREDIT   LOAN-TO-VALUE
  MORTGAGE RATES (%)      LOANS        BALANCE        LOANS      BALANCE    SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   2.0000% - 2.9999%             1                       0.15%                  725       100.00%
                                           $222,659               $222,659
   3.0000% - 3.9999%
                               312       54,185,610    37.35       173,672      748      100.85
   4.0000% - 4.9999%
                               129       26,649,988    18.37       206,589      703      103.01
   5.0000% - 5.9999%
                               111       19,182,893    13.22       172,819      652      101.45
   6.0000% - 6.9999%
                               188       28,248,137    19.47       150,256      646      101.33
   7.0000% - 7.9999%
                                70       11,083,245     7.64       158,332      695      100.42
   8.0000% - 8.9999%
                                41        5,489,216     3.78       133,883      628      101.16
 -------------------------------------------------------------------------------------------------
        TOTAL:
                               852     $145,061,748    100.00%    $170,260      699       101.39%
 -------------------------------------------------------------------------------------------------

* ADJUSTABLE RATE MORTGAGE LOANS ONLY.


________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================


           NEXT INTEREST RATE ADJUSTMENT DATES OF THE MORTGAGE LOANS*

 -------------------------------------------------------------------------------------------------
   NEXT INTEREST RATE    NUMBER OF                 PERCENTAGE    AVERAGE   WEIGHTED   WEIGHTED
                                                       OF                  AVERAGE     AVERAGE
                         MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL  CREDIT   LOAN-TO-VALUE
     ADJUSTMENT DATE       LOANS       BALANCE        LOANS      BALANCE    SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   August 2005                   5                       0.45%    $131,741      670       101.98%
                                          $658,704
   September 2005                7       1,727,662      1.19       246,809      666       99.34
   October 2005                 17       2,939,849      2.03       172,932      685      100.77
   November 2005                29       5,435,502      3.75       187,431      677      101.31
   December 2005               146      26,265,205     18.11       179,899      701      101.30
   January 2006                175      26,538,453     18.29       151,648      691      101.49
   February 2006               125      19,363,124     13.35       154,905      691      101.12
   March 2006                   10       1,524,832      1.05       152,483      714      100.92

   April 2006                    1         141,500      0.10       141,500      626      100.00

   July 2006                     1         127,887      0.09       127,887      738      100.00

   August 2006                   4         997,666      0.69       249,416      720      106.11

   September 2006                3         598,828      0.41       199,609      671      101.08
   October 2006                  7       1,168,208      0.81       166,887      700      101.17
   November 2006                18       3,241,185      2.23       180,066      702      100.74
   December 2006                87      16,924,283     11.67       194,532      709      101.28
   January 2007                130      22,382,764     15.43       172,175      706      101.86
   February 2007                73      12,954,248      8.93       177,455      713      101.53
   March 2007                   14       2,071,850      1.43       147,989      682      101.07
 -------------------------------------------------------------------------------------------------
         TOTAL:                852    $145,061,748     100.00%    $170,260      699       101.39%
 -------------------------------------------------------------------------------------------------

* ADJUSTABLE RATE MORTGAGE LOANS ONLY.


________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

***********************************************************************
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
***********************************************************************